UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	001-36895	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 15, 2015, Franklin Financial Network, Inc. announced that it will issue its results of operations for the second quarter and six months ended June 30, 2015 on Tuesday, July 28, 2015 after the stock market closes and will host a live webcast on July 29, 2015 to discuss the results of operations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished according to this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2015

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sally P. Kimble
Sally P. Kimble
Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 15, 2015